[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

PROSPECTUS


COMMON CLASS

AUGUST 22, 2003

- CREDIT SUISSE
  TAX EFFICIENT FUND

- CREDIT SUISSE
  LARGE CAP VALUE FUND

     Each Fund's Common Class is closed to new investments except for the reinvestment of dividends and distributions.

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

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     On August 12, 2003, the Board of Trustees of Credit Suisse Tax Efficient
Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds, approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the Acquired Fund's assets and liabilities would be transferred to Credit Suisse Select Equity Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

     If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of beneficial interest of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.


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                                    CONTENTS


KEY POINTS                                                                    4
    Goals and Principal Strategies                                            4
    A Word About Risk                                                         5
    Investor Profile                                                          6

PERFORMANCE SUMMARY                                                           7
    Year-by-Year Total Returns                                                7
    Average Annual Total Returns                                              8

INVESTOR EXPENSES                                                            10

THE FUNDS IN DETAIL                                                          12
    The Management Firm                                                      12
    Fund Information Key                                                     12

TAX EFFICIENT FUND                                                           14

LARGE CAP VALUE FUND                                                         17

MORE ABOUT RISK                                                              20
    Introduction                                                             20
    Types of Investment Risk                                                 20
    Certain Investment Practices                                             22

MEET THE MANAGERS                                                            27

MORE ABOUT YOUR FUND                                                         28
    Share Valuation                                                          28
    Account Statements                                                       28
    Distributions                                                            28
    Taxes                                                                    29

BUYING SHARES                                                                31

SELLING SHARES                                                               34

SHAREHOLDER SERVICES                                                         36

OTHER POLICIES                                                               37

OTHER INFORMATION                                                            38
    About the Distributor                                                    38

FOR MORE INFORMATION                                                 back cover



THE TAX EFFICIENT FUND AND LARGE CAP VALUE FUND ARE SERIES OF CREDIT SUISSE CAPITAL FUNDS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/GOAL                    PRINCIPAL STRATEGIES                               PRINCIPAL RISK FACTORS
TAX EFFICIENT FUND           - Invests at least 80% of net assets, plus         - Market risk
Long-term capital              any borrowings for investment purposes, in       - Tax awareness
appreciation on an             equity securities of U.S. blue chip
after-tax basis                companies
                             - Blue chip companies are those which, at
                               the time of purchase, are represented in
                               the S&P 500 Index
                             - Seeks to reduce, though not eliminate,
                               taxable distributions to shareholders by
                               following strategies designed to reduce
                               the impact of federal and state income
                               taxes on the fund's after-tax returns

LARGE CAP VALUE FUND         - Invests at least 80% of net assets, plus
Long-term capital              any borrowings for investment purposes,          - Market risk
appreciation and               in equity securities of U.S. companies
continuity of income           with large market capitalizations
                             - Invests principally in dividend-paying
                               common stock of companies with large
                               market capitalizations that appear to be
                               undervalued
                             - Seeks to identify through a value oriented
                               investment approach securities that have
                               potential for appreciation in value and/or
                               income

-     A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

    Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MARKET RISK

BOTH FUNDS

    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

TAX AWARENESS

TAX EFFICIENT FUND

    The fund considers the relative tax consequences of possible investment options. This could lead the fund to make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles. The fund's strategy may, in the event of unanticipated market movements or unforeseeable investor redemptions, have the effect of reducing the fund's total return without any corresponding increase in tax efficiency.

-     INVESTOR PROFILE

    THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 -  have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -  are investing for growth or capital appreciation

 -  want to diversify their investments with stock funds

 -  want an equity fund managed on a tax efficient basis (Tax Efficient Fund)

    THEY MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

 -  are looking for income

    The Tax Efficient Fund may be less appropriate for persons who invest through tax-advantaged vehicles (e.g., IRAs, 401(k) plans) because the fund is managed to maximize return on an after-tax basis.

    You should base your selection of a fund on your own goals, risk preferences and time horizon.

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                               PERFORMANCE SUMMARY

The bar charts below and the tables on the next page provide an indication of the risks of investing in shares of these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the performance of each fund (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

  YEAR ENDED 12/31:                          2001          2002
TAX EFFICIENT FUND                         -17.09%        -26.39%
  Best quarter: 10.74% (Q4 01)
  Worst quarter: -17.92% (Q3 02)
  Inception date: 8/1/00
  Total return for the period 1/1/03 -
  6/30/03: 10.89% (not annualized)

LARGE CAP VALUE FUND                        -6.62%        -15.76%
  Best quarter: 7.97% (Q4 01)
  Worst quarter: -14.68% (Q3 02)
  Inception date: 8/1/00
  Total return for the period 1/1/03 -
  6/30/03: 8.87% (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR    THREE YEARS   LIFE OF    INCEPTION
    PERIOD ENDED 12/31/02:                2002       2000-2002     CLASS       DATE
  TAX EFFICIENT FUND

  RETURN BEFORE TAXES                    -26.39%        N/A       -21.11%      8/1/00

  RETURN AFTER TAXES ON
  DISTRIBUTIONS                          -26.45%        N/A       -21.43%

  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                         -16.20%        N/A       -16.14%

  S&P 500 INDEX(1) (REFLECTS NO
  DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)                     -22.10%        N/A       -17.03%

  LARGE CAP VALUE FUND

  RETURN BEFORE TAXES                    -15.76%        N/A        -4.76%    8/1/00

  RETURN AFTER TAXES ON
  DISTRIBUTIONS                          -16.50%        N/A        -6.58%

  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                          -9.30%        N/A        -3.74%

  RUSSELL 1000(R) VALUE INDEX(2)
  (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES OR
  TAXES)                                 -15.52%        N/A        -5.14%

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co. Inc.

(2) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                            UNDERSTANDING PERFORMANCE

 - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

 - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

 - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

 - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

The tables below and on the following pages describe the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are for the fiscal year ended October 31, 2002.

                                                                              TAX           LARGE
                                                                           EFFICIENT      CAP VALUE
                                                                              FUND           FUND

  SHAREHOLDER FEES
   (paid directly from your investment)

  Sales charge (load) on purchases                                             NONE         NONE

  Deferred sales charge (load)                                                 NONE         NONE

  Sales charge (load) on reinvested distributions                              NONE         NONE

  Redemption fees                                                              NONE         NONE

  Exchange fees                                                                NONE         NONE

  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)

  Management fee                                                               0.68%        0.60%

  Distribution and service (12b-1) fee                                         0.25%        0.25%

  Other expenses                                                               0.55%        0.46%

  TOTAL ANNUAL FUND OPERATING EXPENSES*                                        1.48%        1.31%

* Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.


  EXPENSES AFTER                                                              TAX           LARGE
  WAIVERS AND                                                              EFFICIENT      CAP VALUE
  REIMBURSEMENTS                                                              FUND           FUND
  Management fee                                                               0.55%        0.59%

  Distribution and service (12b-1) fee                                         0.25%        0.25%

  Other expenses                                                               0.55%        0.46%
                                                                              -----        -----

  NET ANNUAL FUND OPERATING EXPENSES                                           1.35%        1.30%
                                                                                           -----

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the previous page and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                        ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
  TAX EFFICIENT FUND                      $151          $468          $808         $1,768

  LARGE CAP VALUE FUND                    $133          $415          $718         $1,579

                               THE FUNDS IN DETAIL

-     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the funds

 - Responsible for managing the funds' assets according to their goals and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $51 billion in the U.S. and $312 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For the 2002 fiscal year, the Tax Efficient Fund and Large Cap Value Fund paid 0.57% and 0.59%, respectively(1) of their average net assets for advisory services.

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

-     FUND INFORMATION KEY


    Concise fund-by-fund descriptions begin on page 14. Each description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund's assets are based on total assets unless indicated otherwise.

FUND INVESTMENTS

    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT

    The individuals or group designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing each fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                               TAX EFFICIENT FUND

-     GOAL AND STRATEGIES

    The investment objective of the Tax Efficient Fund is long-term capital appreciation on an after-tax basis. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The fund considers the relative tax consequences of possible investment options.

    In choosing securities, the portfolio manager looks at a number of factors, including:

 -  the reliability and effectiveness of management

 -  whether the issuer is a leader in its business segment

 -  whether the price of the security is attractive compared to its competitors

 -  whether the company is expected to generate above-average growth rates

 -  the economic and political outlook

    The portfolio manager applies research that has been provided by research analysts, including those employed by Credit Suisse First Boston. The fund is "sector neutral," meaning that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

    The fund follows an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders by formally implementing certain practices designed to reduce the impact of federal and state income taxes on the fund's after-tax returns. For example, the fund will seek to offset gains realized in one security by selling another security at a capital loss. In addition, the fund will attempt to limit sales of securities that result in capital gains and/or hold securities long enough to avoid higher short-term capital gains tax rates. However, gains may be realized when the fund believes the risk of holding a security outweighs tax considerations.

    A company could be considered "blue chip" even though it does not pay a regular dividend, and the fund is not expected to pay any regular income dividends to shareholders.

    Some companies may cease to be represented in the S&P 500 Index after the fund has purchased their securities. The fund is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to hold such securities. These companies continue to be considered "blue chip" for purposes of the fund's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's policy of investing 80% of its net assets in "blue chip" equities may be changed by the Board of Trustees on 60 days' notice to shareholders.

-     PORTFOLIO INVESTMENTS

    The fund invests primarily in:

 -  common stock

 -  preferred stock

 -  interests in master limited partnerships

 -  securities convertible into common stocks

 -  securities such as warrants, whose values are based on common stock

    The fund may also invest up to 20% of the value of its net assets in investment-grade fixed income securities to earn income when CSAM believes that this will not compromise the fund's objective. The fund invests primarily in U.S. companies but may also invest up to 10% of its assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the fund may also engage in other practices.

-     RISK FACTORS

    The fund's principal risk factors are:

 -  market risk

 -  tax awareness

    The value of your investment will fluctuate in response to stock market movements.

    The fund's formal strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders could lead the fund to make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles. The fund's strategy may, in the event of unanticipated market movements or unforeseeable investor redemptions, have the effect of reducing the fund's total return without any corresponding increase in tax efficiency.

    "More About Risk" details certain other investment practices the fund may use.

-     PORTFOLIO MANAGEMENT

    Hugh M. Neuburger manages the fund. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's previous accountants for the fiscal period August 1, 2000 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal years ended October 31, 2001 and October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

                                                                    FOR THE
                                                                SIX MONTHS ENDED         FOR THE YEAR ENDED OCTOBER 31,
                                                                 APRIL 30, 2003       2002            2001           2000(1)
                                                                   (UNAUDITED)
  PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                             $    12.28      $     15.14     $     22.55     $     22.55
==============================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)(2)                                        0.03             0.04            0.01           (0.02)
  Net gain (loss) on investments (both realized and unrealized)          0.45            (2.90)          (6.47)           0.02
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.48            (2.86)          (6.46)              -
------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                  (0.03)
  Distributions from net realized gains                                     -                -           (0.95)              -
------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                                   (0.03)               -           (0.95)              -
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                   $    12.73      $     12.28     $     15.14     $     22.55
==============================================================================================================================
  Total return(3)                                                        3.88%          (18.89)%        (29.66)%          0.00%
------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                         $      756      $       899     $     1,395     $     1,002
  Ratio of expenses to average net assets                                1.17%(4)         1.09%           1.10%           0.27%(4)
  Ratio of net investment income (loss) to average net assets            0.46%(4)         0.28%           0.05%          (0.11)%(4)
  Decrease reflected in above operating expense ratios due to
    waivers/reimbursements                                               0.51%(4)         0.38%           0.14%              -
  Portfolio turnover rate                                                  24%              19%             17%             26%

(1)  For the period August 1, 2000 (inception date) through October 31, 2000.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4)  Annualized.

                              LARGE CAP VALUE FUND

-     GOAL AND STRATEGIES

    The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

    The fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.

    The fund managers select stocks on the basis of their potential for appreciation in value and/or income.

    In choosing securities, the manager looks at a number of factors, including:

 - possible undervaluation of companies' securities according to financial measurements of their intrinsic worth or business prospects

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

    The fund may invest in debt securities as well as equity securities. The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of June 30, 2003, the market capitalization of the smallest company in the Russell 1000 Index was $1.07 billion. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

    The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's policy of investing 80% of its net assets in large company equities may be changed by the Board of Trustees on 60 days' notice to shareholders.

-     PORTFOLIO INVESTMENTS

    The fund invests in:

 -  common stock

 -  preferred stock

 -  securities convertible into common stock

 - debt securities that are investment grade at the time of purchase including corporate, U.S. government and municipal securities

    The fund invests in both listed and
unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

-     RISK FACTORS

    The fund's principal risk factor is:

 -  market risk

    The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend on the performance of "value" stocks, which may be more volatile than the overall market.

    The fund's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a vaue stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock portfolios as a trade-off for this potentially lower risk.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

-     PORTFOLIO MANAGEMENT

    The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stanley A. Nabi, Scott T. Lewis and Robert E. Rescoe. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's previous accountants for the fiscal periods August 1, 2000 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal years ended October 31, 2001 and October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

                                                                    FOR THE
                                                                SIX MONTHS ENDED         FOR THE YEAR ENDED OCTOBER 31,
                                                                 APRIL 30, 2002       2002            2001           2000(1)
                                                                   (UNAUDITED)
  PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                            $    16.82       $     19.95     $     24.63     $     22.44
==============================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income(2)                                              0.07              0.17            0.19            0.02
  Net gain (loss) on investments (both realized and unrealized)         0.08             (1.45)          (2.52)           2.21
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    0.15             (1.28)          (2.33)           2.23
------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                 (0.08)            (0.19)          (0.22)          (0.04)
  Distributions from net realized gains                                (0.31)            (1.66)          (2.13)              -
------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                                  (0.39)            (1.85)          (2.35)          (0.04)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                  $    16.58       $     16.82     $     19.95     $     24.63
==============================================================================================================================
  Total return(3)                                                       0.92%            (7.63)%        (10.51)%          9.96%
------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                        $    2,854       $     3,061     $     3,421     $        96
  Ratio of expenses to average net assets                               1.12%(4)          1.03%           1.03%           0.43%(4)
  Ratio of net investment income to average net assets                  0.90%(4)          0.92%           0.86%           0.07%(4)
  Decrease reflected in above operating expense ratios due to
    waivers/reimbursements                                              0.29%(4)          0.29%           0.18%              -
  Portfolio turnover rate                                                 20%               28%             38%             55%

(1)  For the period August 1, 2000 (inception date) through October 31, 2000.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4)  Annualized.

                                 MORE ABOUT RISK

-     INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

    The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or a fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use
(20%) ITALIC TYPE (E.G., (20%)) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /   Permitted, but not expected to be used to a significant extent
-     Not permitted

                                                                                     TAX EFFICIENT FUND   LARGE CAP VALUE FUND
 INVESTMENT PRACTICE                                                                                                     LIMIT
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                33 1/3%                33 1/3%

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.                          / /                    / /

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.                                                                                              / /                    / /

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                         / /                    / /

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                     /X/                    /X/

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                                                     10%                    10%

                                                                                     TAX EFFICIENT FUND   LARGE CAP VALUE FUND
 INVESTMENT PRACTICE                                                                                                     LIMIT
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.2                                                              / /                    / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's, and
unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.                      (20%)                  (20%)

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                              / /                    / /

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                                     -                    / /

                                                                                     TAX EFFICIENT FUND   LARGE CAP VALUE FUND
 INVESTMENT PRACTICE                                                                                                     LIMIT
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.1 CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET SPECULATIVE
EXPOSURE, VALUATION RISKS.                                                                            5%                     5%

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                                 / /                    / /

REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, MARKET RISKS.                                                     / /                    / /

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                                 (10%)                  (10%)

SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                           / /                    / /


                                                                                     TAX EFFICIENT FUND   LARGE CAP VALUE FUND
 INVESTMENT PRACTICE                                                                                                     LIMIT
SHORT SALES "AGAINST THE BOX"  A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                     (10%)                  (10%)

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                                          / /                    / /

SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                                             / /                    / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                   / /                    / /

                                                                                     TAX EFFICIENT FUND   LARGE CAP VALUE FUND
 INVESTMENT PRACTICE                                                                                                     LIMIT
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                              / /                    / /

TECHNOLOGY COMPANIES Companies which may benefit significantly from advances or
improvements in technology. LIQUIDITY, MARKET, VALUATION RISKS.                                     / /                    / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving
its goal.                                                                                           / /                      -

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and
usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                            5%                     -

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                            / /                    / /

(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individual is responsible for the day-to-day portfolio management of the Tax Efficient Fund:

HUGH M. NEUBURGER, Managing Director, has been Portfolio Manager of the Tax-Efficient Fund since August 1995. Mr. Neuberger joined CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") in 2000. Mr. Neuberger holds a B.A., M.A. and Ph.D., all from the University of Chicago.

The following individuals are responsible for the day-to-day portfolio management of the Large Cap Value Fund:

STANLEY A. NABI, CFA, Managing Director, is a portfolio manager specializing in large- and small-capitalization U.S. equities pursuant to a value-based discipline. Mr. Nabi came to CSAM as a result of Credit Suisse's acquisition of DLJ Asset Management (AMG) in 2000. He joined AMG, where he was the firm's vice chairman and chairman of its investment policy committee, in 1995. Previously, Mr. Nabi was an executive vice president and chief investment strategist at the Bessemer Trust Companies, and a general partner and chief investment officer at Lazard Freres. He has served as president and a director of the New York Society of Security Analysts; a director of the Financial Analysts Federation; an investment advisor to the National Bureau of Economic Research; and associate editor of the Financial Analysts Journal. He holds a B.A. in economics from Columbia University and pursued doctoral studies in economics at New York University.

SCOTT T. LEWIS, Managing Director, is a portfolio manager specializing in U.S. value equities. Mr. Lewis came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management (WPAM), where he had been since 1986. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. in finance from New York University's Stern School of Business.

ROBERT E. RESCOE, CFA, Director, is a portfolio manager specializing in U.S. value equities. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired WPAM, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

-     SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

    Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of its Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the it is determined that using this method would not reflect an investment's fair value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

-     ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 -  after any changes of name or address of the registered owner(s)

 -  otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.

-     DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The Large Cap Value Fund typically distributes dividend income quarterly and capital gains annually, usually in December. The Tax Efficient Fund typically distributes dividends and capital gains annually, usually in December. Each fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

    Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

-     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions you receive from the fund that are attributable to "qualifying dividends" - i.e., dividends from U.S. corporations or certain qualifying foreign corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts or other regulated investment companies) - are generally subject to tax at graduated rates that are equal to the rates applicable to long-term capital gains, which are lower than ordinary income tax rates. The maximum rate applicable to such dividends is 15%.

    Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions to you of long-term capital gains recognized by the fund on or after May 6, 2003 will be taxed at a maximum rate of 15%, while those recognized by the fund before that date will be taxed at a maximum rate of 20%.

    The reduced tax rates on qualifying dividends and long-term capital gains are in effect through 2008.

     To the extent distributions from the fund are attributable to sources other than qualifying dividends or long-term capital gains, such as taxable interest and short-term capital gains, such distributions will be taxable at ordinary income tax rates.

    If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

    We will mail to you a Form 1099-DIV every January detailing your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portions eligible for reduced tax rates.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. Such gain or loss will be long-term if you held the shares for more than one year. Long-term capital gains recognized on the sale or exchange of fund shares on or after May 6, 2003 will be subject to a maximum tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

-     OPENING AN ACCOUNT

    EACH FUND'S COMMON CLASS IS CLOSED TO NEW INVESTMENTS EXCEPT FOR THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.csam-americas.com.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

-    BUYING AND SELLING SHARES

    The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in the PROSPECTUS).

FINANCIAL-SERVICES FIRMS

    You can also buy and sell each fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

    Some of the firms through which the funds are available include:

 -  Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 -  Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 -  TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

    Regular account:             $ 2,500
    IRAs:                        $   500
    Transfers/Gifts to Minors:   $   500

    There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

-     ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

-     INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

                                  BUYING SHARES

OPENING AN ACCOUNT                                            ADDING TO AN ACCOUNT
BY CHECK

-  Complete the NEW ACCOUNT APPLICATION.                      -  Make your check payable to Credit Suisse Funds.

-  For IRAs use the UNIVERSAL IRA APPLICATION.                -  Write the account number and the fund name on
                                                                 your check.
-  Make your check payable to Credit Suisse Funds.
                                                              -  Mail to Credit Suisse Funds.
-  Write the fund name on the check.
                                                              -  Minimum amount is $100.
-  Mail to Credit Suisse Funds.

BY EXCHANGE

-  Call our Shareholder Service Center to request an          -  Call our Shareholder Service Center to request an
   exchange from another Credit Suisse Fund. Be sure             exchange from another Credit Suisse Fund.
   to read the current PROSPECTUS for the new fund.
   Also please observe the minimum initial investment.        -  Minimum amount is $250.

-  If you do not have telephone privileges, mail or fax a     -  If you do not have telephone privileges, mail or fax a
   letter of instruction signed by all shareholders.             letter of instruction signed by all shareholders.

BY WIRE

-  Complete and sign the NEW ACCOUNT APPLICATION.             -  Call our Shareholder Service Center by 4 p.m. ET to
                                                                 inform us of the incoming wire. Please be sure to
-  Call our Shareholder Service Center and fax the               specify your name, the account number and the fund
   signed NEW ACCOUNT APPLICATION by 4 p.m. ET.                  name on your wire advice.

-  The Shareholder Service Center will telephone you          -  Wire the money for receipt that day.
   with your account number. Please be sure to specify
   your name, the account number and the fund name            -  Minimum amount is $500.
   on your wire advice.

-  Wire your initial investment for receipt that day.

-  Mail the original, signed application to Credit Suisse
   Funds.

This method is not available for IRAs.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

-  Cannot be used to open an account.                         -  Call our Shareholder Service Center to request an
                                                                 ACH transfer from your bank.

                                                              -  Your purchase will be effective at the next NAV
                                                                 calculated after we receive your order in proper
                                                                 form.

                                                              -  Minimum amount is $50.

                                                              -  Requires ACH on Demand privileges.

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES                            CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:               -  Accounts of any type.

-  your name(s) and signature(s)                              -  Sales of any amount.

-  the fund name and account number                           For IRAs please use the IRA DISTRIBUTION REQUEST
                                                              FORM.
-  the dollar amount you want to sell

-  how to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Funds.

If only a letter of instruction is required, you can fax it to the shareholder Service Center (unless a signature guarantee is required).

BY EXCHANGE

-  Call our Shareholder Service Center to request an          -  Accounts with telephone privileges.
   exchange into another Credit Suisse Fund. Be sure
   to read the current PROSPECTUS for the new fund.           If you do not have telephone privileges, mail or fax a
   Also please observe the minimum initial investment.        letter of instruction to exchange shares.

BY PHONE

Call our Shareholder Service Center to request a              -  Non-IRA accounts with telephone privileges.
redemption. You can receive the proceeds as:

- a check mailed to the address of record ($100 minimum)

-  an ACH transfer to your bank ($50 minimum)

-  a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.

BY WIRE OR ACH TRANSFER

-  Complete the "Wire Instructions" or "ACH on                -  Non-IRA accounts with wire-redemption or ACH on
   Demand" section of your NEW ACCOUNT APPLICATION.              Demand privileges.

-  For federal-funds wires, proceeds will be wired on         -  Requests by phone or mail.
   the next business day. For ACH transfers, proceeds
   will be delivered within two business days.

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE:
www.csam-americas.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

-     SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

 -  accounts whose address of record has been changed within the past 30 days

 -  redemptions in certain large accounts (other than by exchange)

 -  requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

-     RECENTLY PURCHASED SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

-     LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

    Regular account:             $ 2,000
    IRAs:                        $   250
    Transfers/Gifts to Minors:   $   250

    The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

-     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

    For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

-     STATEMENTS AND REPORTS

    Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, each fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

-    RETIREMENT PLANS

    Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 -  Traditional IRAs

 -  Roth IRAs

 -  Spousal IRAs

 -  Rollover IRAs

 -  SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

-    TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

-    ACCOUNT CHANGES

    Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

-     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

    If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

-     SPECIAL SITUATIONS

    Each fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee

 - make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
    it)

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION

-     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 -  making the funds available to you

 -  account servicing and maintenance

 -  other administrative services related to sale of the Common Class shares

    Each fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                              FOR MORE INFORMATION

    More information about the funds is available free upon request, including the following:

-     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, fund investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

-     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-902-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:
   www.csam-americas.com

SEC FILE NUMBERS:
Credit Suisse Capital Funds                                           811-04604
  Credit Suisse Tax Efficient Fund

  Credit Suisse Large Cap Value Fund



P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.csam-americas.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      CSDVI-1-0803

                       STATEMENT OF ADDITIONAL INFORMATION

                                AUGUST 22, 2003

                     Class A, B, C and Common Shares of the

                       CREDIT SUISSE SMALL CAP VALUE FUND

                 Class A, B, C, Common and Advisor Shares of the

                       CREDIT SUISSE LARGE CAP VALUE FUND

                     Class A, B, C and Common Shares of the

                        CREDIT SUISSE TAX EFFICIENT FUND


          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about the Credit Suisse Tax Efficient Fund (the "Tax Efficient Fund"), the Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund") and the Credit Suisse Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," and together, the "Funds") that supplements information contained in (i) the PROSPECTUS for the Common Shares of the Small Cap Value Fund, dated February 28, 2003; (ii) the PROSPECTUS for the Advisor Shares of the Large Cap Value Fund dated February 28, 2003; (iii) the PROSPECTUS for the Class A, Class B and Class C shares of the Small Cap Value Fund, Tax Efficient Fund and Large Cap Value Fund, dated February 28, 2003; and (iv) the PROSPECTUS for the Common Shares of the Large Cap Value Fund and Tax Efficient Fund, dated August 22, 2003, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT, dated October 31, 2002, and the unaudited SEMI-ANNUAL REPORT of the LARGE CAP VALUE and TAX EFFICIENT FUNDS, dated April 30, 2003, which either accompany this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus. Copies of the PROSPECTUSES, ANNUAL REPORTS, SEMI-ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:

CLASS A, CLASS B, CLASS C AND COMMON SHARES            ADVISOR SHARES

             Credit Suisse Funds                     Credit Suisse Funds
               P.O. Box 55030                          P.O. Box 55030
           Boston, MA 02205-5030                    Boston, MA 02205-5030
              (800) 927-2874                     Attn: Institutional Services
                                                       (800) 222-8977

          On August 12, 2003, the Board of Trustees of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds, approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the Acquired Fund's assets and liabilities would be transferred to Credit Suisse Select Equity Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

          If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of beneficial interest of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

                                TABLE OF CONTENTS

                                                                                                      PAGE
OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS                                   2
       SECURITIES OPTIONS                                                                                2
       SECURITIES INDEX OPTIONS                                                                          5
       OTC OPTIONS                                                                                       5
Currency Exchange Transactions                                                                           6
       FORWARD CURRENCY CONTRACTS                                                                        6
       CURRENCY OPTIONS                                                                                  7
       CURRENCY HEDGING                                                                                  7
Futures Activities                                                                                       8
       FUTURES CONTRACTS                                                                                 8
       OPTIONS ON FUTURES CONTRACTS                                                                      9
Hedging Generally                                                                                        9
       ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES                    11
Foreign Investments                                                                                     11
       FOREIGN CURRENCY EXCHANGE                                                                        12
       INFORMATION                                                                                      12
       POLITICAL INSTABILITY                                                                            12
       FOREIGN MARKETS                                                                                  12
       INCREASED EXPENSES                                                                               13
       PRIVATIZATIONS                                                                                   13
       FOREIGN DEBT SECURITIES                                                                          13
       SOVEREIGN DEBT                                                                                   13
       BRADY BONDS                                                                                      15
       DEPOSITARY RECEIPTS                                                                              15
U.S. Government Securities                                                                              16
Money Market Obligations                                                                                16
Repurchase Agreements                                                                                   17
Debt Securities                                                                                         17
Convertible Securities                                                                                  18
Temporary Defensive Strategies                                                                          18
Securities of Other Investment Companies                                                                19
Lending of Portfolio Securities                                                                         19
When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments                           20
Short Sales                                                                                             20
Short Sales "Against the Box"                                                                           21
Reverse Repurchase Agreements                                                                           22
Warrants                                                                                                22
Non-Publicly Traded and Illiquid Securities                                                             23
       RULE 144A SECURITIES                                                                             24
Interest Only and Principal Only Instruments                                                            24
Borrowing                                                                                               24

       Small Capitalization and Emerging Growth Companies; Unseasoned Issuers                           24
       "Special Situation" Companies                                                                    25
INVESTMENT RESTRICTIONS                                                                                 25
PORTFOLIO VALUATION                                                                                     27
PORTFOLIO TRANSACTIONS                                                                                  29
PORTFOLIO TURNOVER                                                                                      31
MANAGEMENT OF THE FUNDS                                                                                 32
       Officers and Boards of Trustees                                                                  32
       Ownership in Securities of the Funds and Fund Complex                                            40
       Committees and Meetings of Trustees                                                              42
       Trustees' Total Compensation for Fiscal Year Ended October 31, 2002                              43
       Advisory Agreements                                                                              43
       Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM                                       45
       Board Approval of Advisory Agreements                                                            46
       Administration Agreements                                                                        47
       Code of Ethics                                                                                   48
       Custodian and Transfer Agent                                                                     49
       Distribution and Shareholder Servicing                                                           49
       Common Shares                                                                                    49
       Advisor Shares                                                                                   51
       Class A, Class B and Class C Shares.                                                             52
       Organization of the Funds                                                                        54
       General                                                                                          56
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                          57
       Common Class Shares                                                                              57
       Class A Shares, Class B Shares and Class C Shares                                                57
       Initial Sales Charges Waivers                                                                    59
       Redemptions                                                                                      60
       General                                                                                          60
       Automatic Cash Withdrawal Plan                                                                   60
       Special Provisions Applicable to Each Fund's Class B and Class C Shares Only.                    61
       Contingent Deferred Sales Charge - General                                                       61
EXCHANGE PRIVILEGE                                                                                      62
ADDITIONAL INFORMATION CONCERNING TAXES                                                                 62
       The Funds and Their Investments                                                                  63
             Special Tax Considerations                                                                 64
                  OPTIONS                                                                               65
                  STRADDLES                                                                             65
                  FOREIGN CURRENCY TRANSACTIONS                                                         66
DETERMINATION OF PERFORMANCE                                                                            70
             Average Annual Total Returns                                                               70
             After-Tax Return                                                                           74
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                     78
MISCELLANEOUS                                                                                           78

FINANCIAL STATEMENTS                                                                                    80
APPENDIX                                                                                               A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objective and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the Tax Efficient Fund is long-term capital appreciation on an after tax basis. The Tax Efficient Fund's investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

          The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income. The Large Cap Value Fund's investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

          The investment objective of the Small Cap Value Fund is a high level of growth of capital. The Small Cap Value Fund's investment objective is fundamental, which means it can only be changed by shareholders.

          The Tax Efficient Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The Tax Efficient Fund has an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The practices used to achieve this strategy include offsetting gains realized in one security by selling another security at a capital loss, limiting sales of securities that result in capital gains and holding securities long enough to avoid higher short-term capital tax gains rates. However, gains may be realized when the Fund believes the risk of holding a security outweighs tax considerations.

          The Large Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. companies with large market capitalizations. The Large Cap Value Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index.

          The Small Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued. "Small cap" companies, for the purposes of this Fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

          The Funds' 80% investment policies are non-fundamental and may be changed by the Board of Trustees upon 60 days' notice to shareholders of the applicable Fund.

          Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available in the future.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation, subject to the limitations set forth below.

          OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS. The Tax Efficient Fund and the Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Small Cap Value Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes. The Small Cap Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon. The International Fund may purchase and sell call and put options, including securities index options. The International Fund may also purchase and sell financial futures contracts and options thereon, which are traded on a commodities exchange or board of trade for certain hedging, return enhancement, and risk management purposes.

          Neither the Tax Efficient Fund nor the Large Cap Value Fund may write a covered call option if, as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Small Cap Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets.

          SECURITIES OPTIONS. Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of fund securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM" or the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds, a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Small Cap Value Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

          Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in forward currency contract may result in substantial losses to a Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (E.G., through the use of hedging transactions).

          CURRENCY OPTIONS. The Small Cap Value Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. The Funds' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          FUTURES ACTIVITIES. The Small Cap Value Fund may seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial futures contracts and options thereon. The International Fund may also purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC"). These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Funds will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          HEDGING GENERALLY. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction to the portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Small Cap Value Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Funds of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          FOREIGN INVESTMENTS. The Small Cap Value Fund may invest up to 20% of the value of its net assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities"). The Tax Efficient Fund and the Large Cap Value Fund may each invest up to 10% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. Each

Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          FOREIGN CURRENCY EXCHANGE. Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          INFORMATION. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

          INCREASED EXPENSES. The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          PRIVATIZATIONS. All of the Funds may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          DEPOSITARY RECEIPTS. Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          EMERGING MARKETS. Each of the Funds may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          MONEY MARKET OBLIGATIONS. Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

          DEBT SECURITIES. Each Fund may invest up to 20% of its net assets in investment grade fixed-income securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this STATEMENT OF ADDITIONAL INFORMATION.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          TEMPORARY DEFENSIVE STRATEGIES. The Tax Efficient Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Large Cap Value and Tax Efficient Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and
(iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may each seek to receive or increase income by lending their respective portfolio securities. Each Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

          By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

          The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          SHORT SALES. The Small Cap Value Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Small Cap Value Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". Each Fund may enter into short sales "against the box." No more than 10% of each Fund's net assets (taken at the then current market value) may be held as collateral for such sales at any one time. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Funds that effect short sales against the box.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

          REVERSE REPURCHASE AGREEMENTS. The Tax Efficient Fund and Small Cap Value Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

          WARRANTS. The Tax Efficient Fund and the Small Cap Value Fund may invest up to 5% of their respective total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Tax Efficient Fund and the Large Cap Value Fund may invest in restricted securities and may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in assets which are not readily marketable. The Small Cap Value Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          INTEREST ONLY AND PRINCIPAL ONLY INSTRUMENTS. The Small Cap Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

          BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds expect that some of their borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

          SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. At least 80% of the Small Cap Value Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies. Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

          "SPECIAL SITUATION" COMPANIES. The Small Cap Value Fund may invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                             INVESTMENT RESTRICTIONS

          The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

          Each Fund may not:

          1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Small Cap Value Fund or the Large Cap Value Fund in respect of investments in U.S. Government Securities or, for the Small Cap Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

          4.  Borrow money, except to the extent permitted under the 1940 Act;

          5. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Cap Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

          6. Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

          7. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 6;

          8. Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

          9. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

          10. Invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts;

          11. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act; or

          12. With respect to the Small Cap Value Fund, invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations; or

          13. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest in other investment companies except to the extent permitted by the 1940 Act.

          The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.

dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          CSAM will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

          For the fiscal year ended October 31, 2002, brokers and dealers who provided research services were paid $18,716, $10,830 and $1,700 of total brokerage commissions from the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively. Research received from brokers or dealers is supplemental to CSAM's own research program.

          All orders for transactions or other services in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the CSAM may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the CSAM, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

For the past three fiscal years ended October 31, the Funds paid brokerage commissions as follows:

              FUND                        YEAR                   COMMISSIONS
    --------------------------   ----------------------   --------------------------
    Tax Efficient Fund                    2000                    $   126,881
                                          2001                    $    80,478
                                          2002                    $   122,313

    Large Cap Value Fund                  2000                    $   460,009
                                          2001                    $   301,950
                                          2002                    $   188,101

    Small Cap Value Fund                  2000                    $   299,222
                                          2001                    $   215,431
                                          2002                    $   225,292

          In no instance will portfolio securities be purchased from or sold to CSAM, or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of October 31, 2002, the Funds held the following securities of their regular brokers or dealers:

FUND                     NAME OF SECURITIES                      AGGREGATE VALUE OF THE HOLDINGS
---------------------    -----------------------------------    ---------------------------------
Tax Efficient Fund       None

Large Cap Value          State Street Bank & Trust Co
                         Euro Time Deposit 1.750% 11/1/02                 $    8,866,000

Small Cap Value          State Street Bank & Trust Co
                         Euro Time Deposit 1.750% 11/1/02                 $   12,558,000

                               PORTFOLIO TURNOVER

          Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

          For the fiscal years ended October 31, 2001 and 2002, respectively, the Tax Efficient Fund's turnover rate was 17% and 19%, the Large Cap Value Fund's turnover rate was 38% and 28% and the Small Cap Value Fund's turnover rate was 54% and 18%.

                             MANAGEMENT OF THE FUNDS

          OFFICERS AND BOARDS OF TRUSTEES

          The business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. The Trustees approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

          The names and dates of birth of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   ------------------
INDEPENDENT TRUSTEES

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   ------------------
Richard H. Francis                 Trustee        Since 2001     Currently retired;       54
c/o Credit Suisse Asset                                          Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, NY  10017-3140                                         Pan Am Corporation and
                                                                 Pan American World
Date of Birth: 4/23/32                                           Airways, Inc. from 1988
                                                                 to 1991.

Jack W. Fritz                      Trustee        Since 2001     Private investor;        53           Director of Advo,
2425 North Fish Creek Road                                       Consultant and Director               Inc. (direct mail
P.O. Box 1287                                                    of Fritz Broadcasting,                advertising)
Wilson, Wyoming 83014                                            Inc. and Fritz
                                                                 Communications
Date of Birth: 4/22/27                                           (developers and
                                                                 operators of radio
                                                                 stations) since 1987.

Jeffrey E. Garten                  Trustee        Since 2001     Dean of Yale School of   53           Director of Aetna,
Box 208200                                                       Management and William                Inc.; Director of
New Haven, Connecticut                                           S. Beinecke Professor                 Calpine Energy
06520-8200                                                       in the Practice of                    Corporation;
                                                                 International Trade and               Director of CarMax
Date of Birth: 10/29/46                                          Finance; Undersecretary               Group (used car
                                                                 of Commerce for                       dealers)
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995; Professor
                                                                 at Columbia University
                                                                 from September 1992 to
                                                                 November 1993.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
Peter F. Krogh                     Trustee        Since 2001     Dean Emeritus and        53           Director of
301 ICC                                                          Distinguished Professor               Carlisle Companies
Georgetown University                                            of International                      Incorporated
Washington, DC 20057                                             Affairs at the Edmund                 (diversified
                                                                 A. Walsh School of                    manufacturing
Date of Birth: 2/11/37                                           Foreign Service,                      company); Member
                                                                 Georgetown University;                of Selection
                                                                 Moderator of PBS                      Committee for
                                                                 foreign affairs                       Truman Scholars
                                                                 television series.                    and Henry Luce
                                                                                                       Scholars;  Senior
                                                                                                       Associate of
                                                                                                       Center for
                                                                                                       Strategic and
                                                                                                       International
                                                                                                       Studies; Trustee
                                                                                                       of numerous world
                                                                                                       affairs
                                                                                                       organizations

James S. Pasman, Jr.               Trustee        Since 2001     Currently retired;       55           Director of
c/o Credit Suisse Asset                                          President and Chief                   Education
Management, LLC                                                  Operating Officer of                  Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, NY 10017-3140                                          Inc. (holding company)
                                                                 from April 1989 to
Date of Birth: 12/20/30                                          March 1991; Chairman of
                                                                 Permian Oil Co. from
                                                                 April 1989 to March
                                                                 1991.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
Steven N. Rappaport                Trustee        Since 2001     Partner of Lehigh Court  54
Lehigh Court LLC                                                 LLC and RZ Capital
40 East 52nd Street,                                             (private investment
New York, New York 10022                                         firms) since July 2002;
                                                                 Consultant to SunGard
Date of Birth: 7/10/48                                           Securities Finance,
                                                                 Inc. from February 2002
                                                                 to July 2002; President
                                                                 of SunGard Securities
                                                                 Finance Inc., from 2001
                                                                 to July 2002; President
                                                                 of Loanet, Inc.
                                                                 (on-line accounting
                                                                 service) from 1995 to
                                                                 2001; Director,
                                                                 President, North
                                                                 American Operations,
                                                                 and former Executive
                                                                 Vice President from
                                                                 1992 to 1993 of
                                                                 Worldwide Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer of
                                                                 specialty metals and
                                                                 alloys); Executive Vice
                                                                 President, Telerate,
                                                                 Inc. (provider of real-
                                                                 time information to the
                                                                 capital markets) from
                                                                 1987 to 1992; Partner
                                                                 in the law firm of
                                                                 Hartman & Craven until
                                                                 1987.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
INTERESTED TRUSTEES

Joseph D. Gallagher(2)             Trustee        2003           Managing Director and    60           None
Credit Suisse Asset                                              Chief Executive Officer
Management, LLC                                                  of CSAM since 2003;
466 Lexington Avenue                                             Chief Executive Officer
New York, New York                                               and Director of Credit
10017-3140                                                       Suisse Asset Management
                                                                 Limited, London,
Date of Birth: 12/14/62                                          England, from June 2000
                                                                 to 2003; Director of
                                                                 Credit Suisse Asset
                                                                 Management Funds (UK)
                                                                 Limited, London,
                                                                 England, from June 2000
                                                                 to 2003; Managing
                                                                 Director, Head -- Asian
                                                                 Corporate Finance and
                                                                 M&A's, Credit Suisse
                                                                 First Boston, Hong
                                                                 Kong, China, from
                                                                 January 1998 to May
                                                                 1999; and Director,
                                                                 Head -- Asian Corporate
                                                                 Finance, Credit Suisse
                                                                 First Boston, Hong
                                                                 Kong, China, from
                                                                 October 1993 to
                                                                 December 1997.

----------
(2) Mr. Gallagher is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
William W. Priest(3)               Trustee        Since 2001     Co-Managing Partner,     60
Steinberg Priest & Sloane                                        Steinberg Priest &
Capital Management                                               Sloane Capital
12 East 49th Street                                              Management since March
12th Floor                                                       2001; Chairman and
New York, New York 10017                                         Managing Director of
                                                                 CSAM from 2000 to
Date of Birth: 9/24/41                                           February 2001, Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000.

OFFICERS

Joseph D. Gallagher                Chief          Since 2003     Managing Director and
Credit Suisse Asset                Executive                     Chief Executive Officer
Management, LLC                    Officer and                   of CSAM since 2003;
466 Lexington Avenue               President                     Chief Executive Officer
New York, New York 10017-3140                                    and Director of Credit
                                                                 Suisse Asset Management
Date of Birth: 12/14/62                                          Limited, London,
                                                                 England, from June 2000
                                                                 to 2003; Director of
                                                                 Credit Suisse Asset
                                                                 Management Funds (UK)
                                                                 Limited, London,
                                                                 England, from June 2000
                                                                 to 2003; Managing
                                                                 Director, Head - Asian
                                                                 Corporate Finance and
                                                                 M&A's, Credit Suisse
                                                                 First Boston, Hong
                                                                 Kong, China, from
                                                                 January 1998 to May
                                                                 1999; and Director,
                                                                 Head - Asian Corporate
                                                                 Finance, Credit Suisse
                                                                 First Boston, Hong
                                                                 Kong, China, from
                                                                 October 1993 to
                                                                 December 1997

----------
(3) Mr. Priest is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
Hal Liebes, Esq.                   Vice           Since 2001     Managing Director and    --           --
Credit Suisse Asset                President                     Global General Counsel
Management, LLC                    and                           of CSAM; Associated
466 Lexington Avenue               Secretary                     with CSAM since 1997;
New York, New York 10017-3140                                    Officer of other Credit
                                                                 Suisse Funds.
Date of Birth: 7/6/64

Michael A. Pignataro               Treasurer      Since 2001     Director and Director    --           --
Credit Suisse Asset                and Chief                     of Fund Administration
Management, LLC                    Financial                     of CSAM; Associated
466 Lexington Avenue               Officer                       with CSAM since 1984.
New York, New York 10017-3140                                    Officer of other Credit
                                                                 Suisse Funds.
Date of Birth: 11/15/59

Gregory N. Bressler, Esq.          Assistant      Since 2001     Director and Deputy      --           --
Credit Suisse Asset                Secretary                     General Counsel of
Management, LLC                                                  CSAM; Associated with
466 Lexington Avenue                                             CSAM since January
New York, New York 10017-3140                                    2000; Associated with
                                                                 the law firm of Swidler
Date of Birth: 11/17/66                                          Berlin Shereff Friedman
                                                                 LLP from 1996 to 2000.
                                                                 Officer of other Credit
                                                                 Suisse Funds.

Rocco A. DelGuercio                Assistant      Since 2001     Vice President and       --           --
Credit Suisse Asset                Treasurer                     Administrative Officer
Management, LLC                                                  of CSAM; Associated
466 Lexington Avenue                                             with CSAM since June
New York, New York 10017-3140                                    1996; Officer of other
                                                                 Credit Suisse Funds.
Date of Birth: 4/28/63

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1) AND                           COMPLEX
                                   POSITION(S)    LENGTH OF                               OVERSEEN
                                   HELD WITH      TIME           PRINCIPAL OCCUPATION(S)  BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH    FUND           SERVED         DURING PAST FIVE YEARS   TRUSTEE      HELD BY TRUSTEE
--------------------------------   -------------  -------------  -----------------------  ----------   -------------------
Joseph Parascondola                Assistant      Since 2001     Assistant Vice           --           --
Credit Suisse Asset                Treasurer                     President - Fund
Management, LLC                                                  Administration of CSAM
466 Lexington Avenue                                             since April 2000;
New York, New York 10017-3140                                    Assistant Vice
                                                                 President, Deutsche
Date of Birth: 6/5/63                                            Asset Management from
                                                                 January 1999 to April
                                                                 2000; Assistant Vice
                                                                 President, Weiss, Peck
                                                                 & Greer LLC from
                                                                 November 1995 to
                                                                 December 1998. Officer
                                                                 of other Credit Suisse
                                                                 Funds.

Robert M. Rizza                    Assistant      Since 2002     Assistant Vice           --           --
Credit Suisse Asset                Treasurer                     President of CSAM since
Management, LLC                                                  January 2001;
466 Lexington Avenue                                             associated with CSAM
New York, New York 10017-3140                                    since March 1998;
                                                                 Officer of other Credit
Date of Birth: 12/9/65                                           Suisse Funds.

              OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                   SECURITIES IN THE FUND*(4)               INVESTMENT COMPANIES*(3)
-----------------------------     ------------------------------------     -------------------------
INDEPENDENT TRUSTEES

Richard H. Francis                Tax Efficient Fund: A                    E

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: D

Jack W. Fritz                     Tax Efficient Fund: A                    E

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: A

Jeffrey E. Garten                 Tax Efficient Fund: A                    A

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: A

Peter F. Krogh                    Tax Efficient Fund: C                    D

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: C

James S. Pasman, Jr.              Tax Efficient Fund: A                    C

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: A

Steven N. Rappaport               Tax Efficient Fund: A                    D

                                  Large Cap Value Fund: B

----------
(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                   SECURITIES IN THE FUND*(4)               INVESTMENT COMPANIES*(3)
-----------------------------     ------------------------------------     -------------------------
                                  Small Cap Value Fund:  B

INTERESTED TRUSTEES

William W. Priest                 Tax Efficient Fund: A                    A

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: A

Joseph D. Gallagher               Tax Efficient Fund: A                    A

                                  Large Cap Value Fund: A

                                  Small Cap Value Fund: A

----------
* Key to Dollar Ranges:

   A.   None
   B.   $1 - $10,000
   C.   $10,000 - $50,000
   D.   $50,000 - $100,000
   E.   Over $100,000

          COMMITTEES AND MEETINGS OF TRUSTEES

          Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

          In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or trustee of a Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receive an annual fee of $750 for each meeting of the Boards attended by him for his services as Trustee, and are reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

       TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002

                                                                                                         NUMBER OF
                                                                                       ALL INVESTMENT   PORTFOLIOS IN
                             TAX                                                        COMPANIES IN    FUND COMPLEX
                          EFFICIENT      LARGE CAP    SMALL CAP VALUE   INTERNATIONAL   THE CSAM FUND    OVERSEEN BY
NAME OF TRUSTEE             FUND        VALUE FUND          FUND             FUND          COMPLEX         TRUSTEE
--------------------      ---------     ----------    ---------------   -------------   --------------   -------------
William W. Priest*            None          None             None             None              None          60
Richard H. Francis         $ 1,437       $ 1,437          $ 1,437          $ 1,734        $  103,750          54
Jack W. Fritz              $ 1,187       $ 1,187          $ 1,187          $ 1,484        $   94,375          53
Jeffrey E. Garten          $ 1,437       $ 1,437          $ 1,437          $ 1,484        $   97,500          53
Peter F. Krogh             $ 1,437       $ 1,437          $ 1,437          $ 1,734        $   99,100          53
James S. Pasman, Jr.       $ 1,437       $ 1,437          $ 1,437          $ 1,734        $  103,600          55
Steven N. Rappaport        $ 1,537       $ 1,537          $ 1,537          $ 1,809        $  110,545          54
Joseph D. Gallagher*          None          None             None             None              None          60

* Mr. Priest and Mr. Gallagher received no compensation from any Fund during the fiscal year ended October 31, 2002.

          Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.

          As of July 7, 2003, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

          ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of March 31, 2003, Credit Suisse Asset Management employed 2,079 people worldwide and had global assets under management of approximately $292.3 billion, with $45.9 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Funds' investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson,

Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates set forth below:

FUND                         ANNUAL RATE
--------------------         ----------------------------------------------------------
Tax Efficient Fund           .75% of average daily net assets up to $100 million
                             .50% of average daily net assets in excess of $100 million

Large Cap Value Fund         .75% of average daily net assets up to $75 million
                             .50% of average daily net assets in excess of $75 million

Small Cap Value Fund         .875% of average daily net assets up to $100 million
                             .75% of average daily net assets in excess of $100 million but less than $200 million

          For the fiscal year ended October 31, 2002, the Funds paid advisory fees to CSAM at the following rates (net of any voluntary waivers or reimbursements): 0.57% for Tax Efficient Fund, 0.59% for Large Cap Value Fund and 0.64% for Small Cap Value Fund.

          CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

          ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

          For the past three fiscal years ended October 31, the Funds paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Funds under the Advisory Agreements as follows:

OCTOBER 31, 2002

                              FEES PAID
FUND                       (AFTER WAIVERS)      WAIVERS        REIMBURSEMENTS
-----------------------    ---------------    ------------    ----------------
Tax Efficient Fund         $     405,035      $    522,137          $  0
Large Cap Value Fund       $     616,596      $    509,588          $  0
Small Cap Value Fund       $   1,711,836      $    335,009          $  0

OCTOBER 31, 2001

                              FEES PAID
FUND                       (AFTER WAIVERS)      WAIVERS        REIMBURSEMENTS
-----------------------    --------------     ------------    ----------------
Tax Efficient Fund         $   1,035,106      $    235,650          $  0
Large Cap Value Fund       $   1,145,568      $    254,834          $  0
Small Cap Value Fund       $   1,784,256      $     54,966          $  0

OCTOBER 31, 2000

                              FEES PAID
FUND                       (AFTER WAIVERS)       WAIVERS        REIMBURSEMENTS
-----------------------    ---------------     ------------    ----------------
Tax Efficient Fund         $   1,388,293         $   0              $  0
Large Cap Value Fund       $   1,442,618         $   0              $  0
Small Cap Value Fund       $   1,622,703         $   0              $  0

          BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Trustees of each Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged to each fund by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to each Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group, and appropriate market indices the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. In considering the continuation of each Advisory Agreement, the Board was cognizant of the fact that the Fees payable by each fund under the Advisory Agreement were generally comparable to those of comparable mutual funds. In addition, the Board noted CSAM's historical willingness to waive fees and reimburse expenses to enable each Fund to achieve a competitive return for shareholders, resulting in CSAM's having received reduced fees for the past two years as a result of waivers and reimbursements. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. As stated above, the Board of Trustees of each Fund considered the reasonableness of the fee in light of the advisory services provided, having reviewed the competitive performance of each fund, and then approved the current advisory fees. No single factor reviewed by the Board was identified by the

Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10 % of the average daily net assets for the Common, Class A, Class B and Class C shares.

          For the past two fiscal years ended October 31, the Funds paid CSAMSI administration fees, and CSAMSI waived fees and/or reimbursed expenses of the Funds under the Administration Agreements as follows:

OCTOBER 31, 2002

      FUND               FEES PAID (AFTER WAIVERS)     WAIVERS    REIMBURSEMENTS
--------------------     ------------------------      -------    --------------
Tax Efficient Fund             $     97,716              $  0         $  0
Large Cap Value Fund           $    187,737              $  0         $  0
Small Cap Value Fund           $    267,487              $  0         $  0

OCTOBER 31, 2001

      FUND               FEES PAID (AFTER WAIVERS)     WAIVERS    REIMBURSEMENTS
--------------------     ------------------------      -------    --------------
Tax Efficient Fund             $    146,763              $  0         $  0
Large Cap Value                $    179,009              $  0         $  0
Small Cap Value                $    181,191              $  0         $  0

          State Street became co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund paid State Street fees under the State Street Co-Administration Agreement of $41,588, $23,388 and $59,962, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund from February 1, 2001 through July 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets at the rate of .075% for the first $500 million in assets, .065% for the next $1 billion in assets and .055% for assets in excess of $1.5 billion.

          For the fiscal years ended October 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

NOVEMBER 1, 2001 THROUGH JUNE 30, 2002 FOR THE TAX EFFICIENT FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND.

      FUND               FEES PAID (AFTER WAIVERS)     WAIVERS    REIMBURSEMENTS
--------------------     ------------------------      -------    --------------
Tax Efficient Fund            $      94,278              $  0         $  0
Large Cap Value Fund          $     105,639              $  0         $  0
Small Cap Value Fund          $     126,431              $  0         $  0

YEAR ENDED OCTOBER 31, 2000

      FUND               FEES PAID (AFTER WAIVERS)     WAIVERS    REIMBURSEMENTS
--------------------     ------------------------      -------    --------------
Tax Efficient Fund            $     138,993              $  0         $  0
Large Cap Value Fund          $     158,670              $  0         $  0
Small Cap Value Fund          $     156,445              $  0         $  0

          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3)

Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES

          The Small Cap Value Fund, Large Cap Value Fund and Tax Efficient Fund have each adopted a Shareholder Servicing and Distribution Plan for their Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in each Fund's Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the year ended October 31, 2002, the Fund's Common Shares paid the following amounts pursuant to the Common Shared 12b-1 Plan:

                FUND                          PAYMENT
        --------------------            -------------------
        Small Cap Value Fund                $   108,136
        Large Cap Value Fund                $     7,388
        Tax Efficient Fund                  $     3,540

          During the fiscal year ended October 31, 2002, CSAMI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:

TYPE OF SERVICE                         SMALL CAP VALUE FUND      LARGE CAP VALUE FUND       TAX EFFICIENT FUND
---------------------------------       -------------------       --------------------       ------------------
Advertising                                  $   8,426                  $   1,427                   $    248
Printing and mailing prospectuses
  for promotional purposes                   $  30,882                  $  17,186                   $  2,982
Compensation to broker-dealers               $      90                  $      65                   $    146
People-related and occupancy                 $  22,772                  $   5,964                   $    729
Other                                        $  50,695                  $  12,017                   $  1,155

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees , to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          ADVISOR SHARES

          The Large Cap Value Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. The Agreement is governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Large Cap Value Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to .75% of the Fund's Advisor Class shares. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

          Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of the Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          CLASS A, CLASS B AND CLASS C SHARES.

          The Board of Trustees has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan" respectively). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

          The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (1) an asset-based sales charge of .75% per year, and (iii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

          For the fiscal year ended October 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:

FUND                      CLASS A 12b-1 PLAN        CLASS B 12b-1 PLAN      CLASS C 12b-1 PLAN
---------------------     ---------------------     --------------------    -------------------
Tax Efficient Fund             $    230,629             $    313,229             $   39,368
Large Cap Value Fund           $    332,952             $    333,191             $   20,948
Small Cap Value Fund           $    499,401             $    208,821             $   35,900

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

                                                              LARGE CAP VALUE         SMALL CAP VALUE
                                    TAX EFFICIENT FUND             FUND                     FUND
                                  ---------------------     --------------------    --------------------
Advertising                            $    28,953               $    28,805             $    43,497
Printing and mailing for
  promotional purposes                 $    43,917               $    56,524             $    97,343
Compensation to broker-dealers         $   116,846               $   124,836             $   230,211
People-related and occupancy           $    47,929               $    52,083             $   104,803
Other                                  $    14,716               $    18,371             $    36,024

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's B Shares 12b-1 Plans as follows:

                                                              LARGE CAP VALUE         SMALL CAP VALUE
                                    TAX EFFICIENT FUND             FUND                     FUND
                                  ---------------------     --------------------    --------------------
Advertising                            $     6,650               $     7,153             $     4,605
Printing and mailing for
  promotional purposes                 $    15,846               $    16,156             $    10,844
Compensation to broker-dealers         $   284,301               $   316,696             $   334,274
People-related and occupancy           $    16,306               $    17,364             $    10,928
Other                                  $     4,994               $     5,454             $     3,592

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's C Shares 12b-1 Plans as follows:

                                                              LARGE CAP VALUE         SMALL CAP VALUE
                                    TAX EFFICIENT FUND             FUND                     FUND
                                  ---------------------     --------------------    --------------------
Advertising                            $       826               $       478             $       821
Printing and mailing for
  promotional purposes                 $     3,353               $     3,576             $     2,786
Compensation to broker-dealers         $    64,665               $    71,188             $    63,437
People-related and occupancy           $     2,045               $     5,083             $     1,873
Other                                  $       565               $     1,601             $       684

          With respect to sales of the Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

          ORGANIZATION OF THE FUNDS

          The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds:" Credit Suisse Tax Efficient Fund, Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Value Fund (collectively the "Capital Funds"). The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Capital Funds also may offer additional classes of shares.

          The Tax Efficient Fund, the Large Cap Value Fund and the Small Cap Value Fund are each authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class Shares . In addition the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest, designated Advisor Class Shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "Buying and Selling Shares" and "Shareholder Services." In accordance with the Credit Suisse Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each of the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund are offering three classes of shares, designated Class A, Class B and Class C; the Small Cap Value Fund is also offering Common Class shares and the Large Cap Value Fund is also offering Advisor Class shares. The Tax Efficient and Large Cap Value Funds issue Common Class shares only in reinvestment of dividends and distributions.

          The Credit Suisse Capital Funds was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

          The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular

Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.

          All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of the Commonwealth of Massachusetts.

          GENERAL

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, and for the Small Cap Value Fund the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of each Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

          Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam-americas.com.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from the Small Cap Value Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     Initial Sales Charge -- Class A Shares

                                                                              COMMISSION TO
                                        AS A % OF          AS A % OF            FINANCIAL
                                         AMOUNT            OFFERING        REPRESENTATIVE AS A %
AMOUNT PURCHASED                        INVESTED             PRICE          OF OFFERING PRICE
--------------------------------    ----------------    --------------    ---------------------
Less than $50,000                        6.10%              5.75%                5.00%
$50,000 to less than $100,000            4.99%              4.75%                4.00%
$100,000 to less than $250,000           3.90%              3.75%                3.00%
$250,000 to less than $500,000           2.56%              2.50%                2.00%
$500,000 to less than $1,000,000         2.04%              2.00%                1.75%
$1,000,000 or more                          0*                 0                 1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

   - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

   - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

   - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

   - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Funds, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Funds.

          For the fiscal year ended October 31, 2002, CSAMSI received $23,621, $76,255 and $164,658 on the sale of Class A shares of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively, of which CSAMSI retained $3,372, $11,137 and $22,833, respectively. For the fiscal year ended October 31, 2002, CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of Tax Efficient Fund, Large Cap Value

Fund and Small Cap Value Fund. For the fiscal year ended October 31, 2002, CSAMSI received $99,758, $38,231 and $24,281 in contingent deferred sales charges on redemptions of Class B shares, respectively, of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund. For the fiscal year ended October 31, 2002, CSAMSI received $3,221, $1,293 and $6,615 in contingent deferred sales charges on redemptions of Class C shares of Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, respectively.

          REDEMPTIONS

          GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Funds may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO EACH FUND'S CLASS B AND CLASS C SHARES ONLY.

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                            CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE OF THE
              YEAR SINCE PURCHASE         LESSER OF DOLLARS INVESTED OR
                 PAYMENT MADE                  REDEMPTION PROCEEDS
              --------------------        -----------------------------
              First                                   4.0%
              Second                                  3.0%
              Third                                   2.0%
              Fourth                                  1.0%
              After Fourth                            0.0%

          For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by each of the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder of a Fund may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder of the Large Cap Value Fund may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Class A, Class B or Class C shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may required that the shareholder hold the shares for 12 months to avoid a Limited CDSC.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

          THE FUNDS AND THEIR INVESTMENTS

          Each Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary investment income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          SPECIAL TAX CONSIDERATIONS

          The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

          FUND INVESTMENTS IN GENERAL. A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          CONSTRUCTIVE SALES. The "constructive sale" provisions of the Code apply to activities by the Funds that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          OPTIONS. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund generally will recognize short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.

          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

          SECTION 1256 CONTRACTS. A Fund's investment in so-called "section 1256 contracts" such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          FOREIGN INVESTMENTS. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

          If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

          Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

          Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

TAXATION OF U.S. SHAREHOLDERS

          DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

          Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

          Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividends received by the Fund in that taxable year if such qualified dividends account for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" generally means dividends received by a Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real property investment trust ("REIT") or another RIC generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

          We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

          If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

          Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

          FOREIGN TAX CREDIT. A Fund may elect for U.S. income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          NOTICES. Shareholders will receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXES. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.

          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

          From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in THE WALL STREET JOURNAL are listed under the heading "Credit Suisse Common" for Common Class shares, "Credit Suisse ADV" for Advisor Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS

          Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

          Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where:     P = hypothetical initial payment of $1,000;

                T = average annual total return;

                n=number of years; and

                ERV = ending redeemable value of a hypothetical
                $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                           ---
                            P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B and Class C shares at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

          With respect to a Fund's Common, Class A, Class B and Class C Shares, the Funds' average annual total returns for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics). Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance.

                                  TOTAL RETURN

                                  COMMON SHARES

                                                                 PERIOD FROM THE
                                                                 COMMENCEMENT OF
       FUND                ONE-YEAR      FIVE-YEAR   TEN-YEAR      OPERATIONS
--------------------    --------------   ---------   --------   ----------------
Small Cap Value Fund             0.61%      N/A         N/A            7.08%
Large Cap Value Fund            -7.63%      N/A         N/A           -4.54%
Tax Efficient Fund             -18.89%      N/A         N/A          -22.10%

                                 CLASS A SHARES

                                                                 PERIOD FROM THE
                                                                 COMMENCEMENT OF
       FUND                ONE-YEAR      FIVE-YEAR   TEN-YEAR      OPERATIONS
--------------------    --------------   ---------   --------   ----------------
Tax Efficient Fund             -23.51%     -0.51%       7.08%          7.48%
Large Cap Value Fund           -12.95%      2.91%      10.12%         11.27%
Small Cap Value Fund            -5.10%      3.48%      10.06%         12.64%

                                 CLASS B SHARES

                                                                 PERIOD FROM THE
                                                                 COMMENCEMENT OF
       FUND                ONE-YEAR      FIVE-YEAR   TEN-YEAR      OPERATIONS
--------------------    --------------   ---------   --------   ----------------
Tax Efficient Fund             -22.71%     -0.07%       N/A            4.40%
Large Cap Value Fund           -11.66%      3.40%       N/A            7.78%
Small Cap Value Fund            -3.57%     -3.92%       N/A            8.07%

                                 CLASS C SHARES

                                                                 PERIOD FROM THE
                                                                 COMMENCEMENT OF
       FUND                ONE-YEAR      FIVE-YEAR   TEN-YEAR      OPERATIONS
--------------------    --------------   ---------   --------   ----------------
Tax Efficient Fund             -20.30%      N/A         N/A          -17.06%
Large Cap Value Fund            -9.19%      N/A         N/A           -2.30%
Small Cap Value Fund            -0.95%      N/A         N/A           10.81%

          From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

          Each Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          YIELD

          Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                       YIELD = 2[(a - b +1)(TO THE POWER OF 6) - 1)
                                  -----
                                   cd

Where:      a =  dividends and interest earned by a Fund during the period;
            b =  expenses accrued for the period (net of reimbursements);
            c = average daily number of shares outstanding during the period, entitled to receive dividends; and
            d =  maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          AFTER-TAX RETURN

          From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                    P(1 + T)(TO THE POWER OF n) = ATV(SUB D)

Where:P     =   a hypothetical initial payment of $1,000.
      T     =   average annual total return (after taxes on distributions).
      n     =   number of years.

 ATV(SUB D) =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance.

          The average annual total returns (after taxes on distributions) for each Fund's Common Class shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR     5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   ------    -------  --------   ----------------
Small Cap Value Fund     -2.68%     N/A       N/A       N/A       3.70%   8/1/00
Large Cap Value Fund     -9.43%     N/A       N/A       N/A      -6.30%   8/1/00
Tax Efficient Fund      -18.89%     N/A       N/A       N/A     -22.41%   8/1/00

          The average annual total returns (after taxes on distributions) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund      -23.51%   -15.59%   -1.39%    5.25%       5.63% 12/15/86
Large Cap Value         -14.64%    -6.90%    1.20%    8.05%       8.95%  9/19/39
Small Cap Value          -8.16%     4.78%    1.13%    7.84%      10.63%   2/8/67

          The average annual total returns (after taxes on distributions) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund      -22.71%   -15.08%   -0.96%    5.36%       3.26%  2/28/96
Large Cap Value         -13.22%    -6.06%    1.91%     N/A        6.09%  2/28/96
Small Cap Value          -6.87%     5.52%    1.59%     N/A        6.03%  2/28/96

          The average annual total returns (after taxes on distributions) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund      -20.30%    -14.80%  -0.84%    5.54%    -17.35%  2/28/00
Large Cap Value         -10.77%       N/A     N/A      N/A      -3.64%  2/28/00
Small Cap Value          -4.25%       N/A     N/A      N/A       7.82%  2/28/00

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                    P(1 + T)(TO THE POWER OF n) = ATV(SUB DR)

Where:P       =   a hypothetical initial payment of $1,000.

      T       =   average annual total return (after taxes on distributions and redemption).

      n       =   number of years.

ATV(SUB DR)   =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have not commenced operations as of the date hereof.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Common Class shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Small Cap Value Fund     2.19%      N/A       N/A       N/A       4.95%   8/1/00
Large Cap Value Fund    -2.98%      N/A       N/A       N/A      -3.49%   8/1/00
Tax Efficient Fund     -11.60%      N/A       N/A       N/A     -16.94%   8/1/00

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund     -14.43%    -11.22%    -0.28%    5.28%     5.57%  12/15/86
Large Cap Value         -6.34%     -4.16%     2.28%    7.85%     8.89%   9/19/49
Small Cap Value         -1.43%      5.78%     2.15%    7.57%    10.41%    2/8/67

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund     -13.94%    -10.78%     0.10%    5.42%      3.54%  2/28/96
Large Cap Value         -5.45%     -3.03%     2.82%     N/A       6.23%  2/28/96
Small Cap Value         -0.30%      6.49%     2.56%     N/A       6.08%  2/28/96

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:

FUND                    1 YEAR    3 YEAR    5 YEAR   10 YEAR    SINCE INCEPTION
--------------------   --------   -------   -------  --------   ----------------
Tax Efficient Fund     -12.46%      N/A       N/A      N/A     -13.04%   2/8/00
Large Cap Value         -3.92%      N/A       N/A      N/A      -1.63%   2/28/00
Small Cap Value          1.31%      N/A       N/A      N/A       8.14%   2/28/00

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Tax Efficient Fund, with the S&P 500 Index, and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; and in the case of the Large Cap Value Fund, with the Russell 1000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented by the Fund; in the case of the Small Cap Value Fund, with the Russell 2000 Index, the Russell 2000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the fiscal years ended October 31, 2001 and October 31, 2002 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The financial statements from the Fund's inception through the fiscal year ended October 31, 2000 were audited by the Fund's previous accountants.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of July 7, 2003, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                   CLASS    CLASS   CLASS   COMMON  ADVISOR
                                                     A        B       C     CLASS    CLASS
                                                   ------   -----   -----   -----   ------
TAX EFFICIENT FUND

Brian R. Treglown                                                           6.42%
6236 N. Wayne Avenue
Chicago, IL 60660-1913

Pershing LLC*                                                       6.28%
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC*                                                       6.12%
P.O. Box 2052
Jersey City, NJ 07303-2052

LARGE CAP VALUE FUND

Charles Schwab & Co., Inc.*                        16.22%
Special Custody Account

                                                   CLASS    CLASS   CLASS   COMMON  ADVISOR
                                                     A        B       C     CLASS    CLASS
                                                   ------   -----   -----   ------  -------

for the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4

Ronald J. Stein                                                             12.18%
28 Douglass Street
Brooklyn, NY 11231-4714

Key Investments LLC                                                          9.47%
600 Krystal Bldg.
1 Union Square
Chattanooga, TN 37402-2505

Pershing LLC*                                                       8.98%
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co. Cust.                                          8.48%
IRA of Ronald J. Stein
28 Douglass Street
Brooklyn, NY 11231-4714

Pershing LLC*                                                       7.39%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc.*                           5.88%
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

SMALL CAP VALUE FUND

Fidelity Investment Institutional*                                          32.58%
Operations CNT as Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015

Charles Schwab & Co., Inc.*                                                 26.31%
Special Custody Account for
the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4

Nat'l Financial SVCS Corp.*                                                  7.20%
FBO Customers
A/C# SV8849-8436
P.O. Box 3908

                                                   CLASS    CLASS   CLASS   COMMON  ADVISOR
                                                     A        B       C     CLASS    CLASS
                                                   ------   -----   -----   -----   ------
Church St. Station
New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith Inc.*                            5.71%
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

* The Fund believes these entities are not the beneficial owners held of record by them.

                              FINANCIAL STATEMENTS

          Each Fund's audited ANNUAL REPORT(S), dated October 31, 2002, and the unaudited SEMI-ANNUAL REPORT for Tax Efficient Fund and Large Cap Value Fund dated April 30, 2003, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.